UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2527

DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JULY 31, 2006

Annual Report
to Shareholders

DWS Money Funds DWS Money Market Fund DWS Government & Agency Money Fund DWS Tax-Exempt Money Fund

Contents

Click Here Performance Summary

Click Here Information About Each Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the funds' prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2006

DWS Money Market Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison
[] Fund Yield [] First Tier Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund's most up-to-date performance.

DWS Money Market Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Money Market Fund Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	34	of	360	10
3-Year	33	of	338	10
5-Year	31	of	299	11
10-Year	21	of	192	11

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DWS Government & Agency Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison
[] Fund Yield [] Government & Agencies Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund's most up-to-date performance.

DWS Government & Agency Money Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — US Government Money Market Fund Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	117	6
3-Year	7	of	109	7
5-Year	8	of	102	8
10-Year	7	of	74	10

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DWS Tax-Exempt Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison
[] Fund Yield [] National Tax-Free Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund's most up-to-date performance.

DWS Tax-Exempt Money Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Tax-Exempt Money Market Fund Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	117	6
3-Year	5	of	107	5
5-Year	9	of	96	10
10-Year	5	of	80	7

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Information About Each Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2006 to July 31, 2006).

The tables illustrate each Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2006
Actual Fund Return	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 1,022.20	$ 1,022.20	$ 1,014.90
Expenses Paid per $1,000*	$ 2.21	$ 2.11	$ 1.95
Hypothetical 5% Fund Return	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 1,022.61	$ 1,022.71	$ 1,022.86
Expenses Paid per $1,000*	$ 2.21	$ 2.11	$ 1.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Money Market Fund	.44%
DWS Government & Agency Money Fund	.42%
DWS Tax-Exempt Money Fund	.39%

For more information, please refer to the Funds' prospectus.

Portfolio Management Review

Portfolio Management Team

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Money Funds. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, the DWS Money Funds portfolio management team discusses the market environment and the team's approach to managing the funds during the most recent fiscal year ended July 31, 2006.

Q: Will you discuss the market environment for the funds during the most recent fiscal year?

A: In the second half of 2005, US economic performance stayed strong, despite a devastating hurricane season and steady increases in oil and other commodity prices. As energy prices continued to rise, market participants focused most of their attention on inflation.

During the first quarter of 2006, gross domestic product (GDP) — the value of all goods and services produced in the economy — was robust. However, in the second quarter of 2006, GDP growth declined by half, to 2.5% (according to advance Commerce Department estimates). The US Federal Reserve Board's (the Fed) policy of raising the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — by 0.25% at each Fed meeting beginning in June 2004 seemed, at least to some observers, to be restraining economic growth.

At the close of the 12-month period ended July 31, 2006, the federal funds rate stood at 5.25%. At the same time, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.54%, compared with 4.16% 12 months earlier.1 And 10-year Treasury yields remained at relatively low levels, discounting future inflation.

1 The LIBOR — the rate of interest at which banks borrow funds from other banks, in large volume, in the international market — is the most widely used benchmark or reference rate for short-term interest rates.

The low level of 10-year Treasury yields are worth noting because they demonstrated to some that the fixed-income markets were more concerned about economic growth than they were worried about inflation. Leading up to the Fed's decisive August 8, 2006 meeting, market observers were divided into two camps: The majority feared that the Fed would sharply curtail economic growth if it persisted in raising short-term rates, while others were concerned that inflation readings were exceeding the Fed's own "comfort zone." The latter group reasoned that if second quarter GDP represented only an economic "soft patch" and strong growth resumed in the second half of the year with capacity utilization at high levels, inflation could increase significantly.2

2 Capacity utilization measures the extent to which the nation's industrial capacity is being used — i.e., how much production can be squeezed out of existing economic assets. As this number approaches 90% to 100%, such full capacity usage is a warning sign for a significant increase in price inflation.

Following the close of the period, with its decision at the August 8 meeting to keep short-term rates at current levels, the Fed demonstrated that it thinks the large number of rate hikes already "in the system" along with the cooling housing market and slowing economy will restrain future inflation.

Q: How did the funds perform over their most recent fiscal year?

A: For the period, the funds registered favorable performance and achieved their stated objective of seeking maximum current income to the extent consistent with stability of principal (in the case of the DWS Tax-Exempt Money Fund, to provide maximum current income that is exempt from regular federal taxes to the extent consistent with stability of principal). Past performance is no guarantee of future results and there is no guarantee that a fund's investment objective will be met.

Q: In light of market conditions during the period, what has been the strategy for the DWS Money Market Fund?

A: During the period, our strategy was to keep the portfolio's average maturity relatively short in order to help manage risk, limiting our purchases, for the most part, to issues with maturities of three months and shorter. For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices (such as the LIBOR) or the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest-rate environment. Our decision to maintain a significant allocation in this sector helped performance during the period. With the Fed's decision in early August to pause in raising rates, we will be looking for opportunities to extend maturity and boost the fund's yield over the coming months.

Q: What has been the strategy for DWS Government & Agency Money Fund?

A: At most times during the fund's most recent fiscal year, we would not be sufficiently rewarded by extending maturity. As a result, our goal was to maximize performance by positioning the fund to take advantage of continued Fed rate increases. In addition, from time to time we did extend maturity as market conditions warranted. Going forward, in light of the Fed's August 8 decision, we will be reevaluating our strategy and will continue to monitor inflation, growth and other economic indicators.

Q: What has been the strategy for DWS Tax-Exempt Money Fund?

A: Over the period, we continued to focus on the highest-quality investments for the fund while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to the fund's peers. In most years, during tax season, tax-free money fund investors withdraw substantial amounts of cash from the market to pay their tax bills. Last year, tax-related selling pressure extended for a longer period than usual, and we saw substantial tax payment withdrawals in April and May 2005. (In contrast, tax-related selling of municipal money market securities was comparatively restrained through the first quarter of 2006.) As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors. Our strategy during the early months of the fund's most recent fiscal year was to increase the portfolio's floating-rate position to take advantage of the increase in rates. Up until late 2005, this strategy worked well for DWS Tax-Exempt Money Fund. In late 2005, however, the fund's overweight position in floating-rate securities detracted slightly from returns.3 Later in the 12-month period, the fund once again benefited from its floating-rate position as we boosted our allocation there to take advantage of an increase in floating-rate interest coupons. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.4 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest-rate environment.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

4 The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Q: What detracted from performance during the period?

A: There was concern that the economy might pull back in response to Hurricanes Katrina and Wilma, and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to further restrain growth. With this scenario in mind, early in the fall 2005 we extended maturity slightly. Instead of faltering, however, the economy continued to perform well, and the Fed kept raising rates. As a result, our decision to briefly extend maturity detracted somewhat from the funds' yield and total return during the period.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

DWS Money Market Fund

Asset Allocation	7/31/06	7/31/05

Short-Term Notes	34%	20%
Commercial Paper	28%	37%
Repurchase Agreements	22%	12%
Certificates of Deposit and Bank Notes	9%	16%
Promissory Notes	3%	4%
US Government Sponsored Agencies	2%	7%
Asset Backed	1%	1%
Other Investments	1%	1%
Master Notes	—	2%
	100%	100%
Weighted Average Maturity

DWS Money Market Fund	24 days	43 days
First Tier Retail Money Fund Average*	37 days	38 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

DWS Government & Agency Money Fund

Asset Allocation	7/31/06	7/31/05

Repurchase Agreements	71%	48%
Agencies Not Backed by the Full Faith and Credit of the US Government	25%	47%
Agencies Backed by the Full Faith and Credit of the US Government	4%	5%
	100%	100%
Weighted Average Maturity

DWS Government & Agency Money Fund	36 days	41 days
Government & Agencies Retail Money Fund Average**	30 days	31 days

** The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

DWS Tax-Exempt Money Fund

Asset Allocation	7/31/06	7/31/05

Municipal Investments: Municipal Variable Rate Demand Notes	81%	74%
Municipal Bonds and Notes	19%	26%
	100%	100%
Weighted Average Maturity

DWS Tax-Exempt Money Fund	34 days	31 days
National Tax-Free Retail Money Fund Average***	25 days	25 days

*** The Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

Asset Allocation and Weighted Average Maturity are subject to change.

For more complete details about each Fund's holdings, see pages 17-33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of each Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, each Fund's top ten holdings and other information about each Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for more contact information.

Following each Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2006

DWS Money Market Fund
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 9.1%
Banco Bilbao Vizcaya Argentaria SA:
4.77%, 11/20/2006	11,400,000	11,401,014
4.84%, 1/31/2007	10,000,000	9,998,305
Calyon, 5.32%, 4/27/2007	15,000,000	15,000,000
Credit Agricole SA, 4.74%, 9/28/2006	30,000,000	30,000,000
Natexis Banque Populaires:
4.788%, 1/23/2007	40,000,000	39,824,617
5.0%, 2/9/2007	25,000,000	25,000,000
Norinchukin Bank, 5.35%, 8/7/2006	35,000,000	35,000,000
Societe Generale:
4.2%, 9/1/2006	50,000,000	49,938,088
4.25%, 9/6/2006	15,000,000	14,998,761
4.705%, 9/19/2006	25,000,000	25,000,164
4.79%, 11/17/2006	25,000,000	25,003,505
Wal-Mart Stores, Inc., 5.45%, 8/1/2006	9,017,000	9,017,000
Wells Fargo Bank, NA, 4.79%, 1/17/2007	20,000,000	20,003,471
Total Certificates of Deposit and Bank Notes (Cost $310,184,925)		310,184,925

Commercial Paper** 28.3%
Apreco, LLC, 5.23%, 8/8/2006	50,000,000	49,949,153
Atlantis One Funding Corp., 4.9%, 9/22/2006	15,000,000	14,893,833
Cancara Asset Securitization LLC, 5.07%, 8/11/2006	90,000,000	89,873,250
CC (USA), Inc., 4.96%, 10/3/2006	20,000,000	19,826,400
Charta, LLC, 5.06%, 8/4/2006	25,000,000	24,989,458
Clipper Receivables Co. LLC, 5.28%, 8/4/2006	30,000,000	29,986,800
CRC Funding LLC:
5.19%, 8/9/2006	90,000,000	89,896,200
5.25%, 8/14/2006	25,000,000	24,952,604
DNB NOR Bank ASA, 4.64%, 8/1/2006	35,000,000	35,000,000
Five Finance, Inc., 4.96%, 10/3/2006	32,000,000	31,722,240
Giro Funding US Corp., 5.325%, 8/4/2006	25,000,000	24,988,906
Greyhawk Funding LLC, 5.22%, 8/8/2006	17,000,000	16,982,745
Jupiter Securitization Corp., 5.28%, 8/4/2006	21,171,000	21,161,685
K2 (USA) LLC, 5.08%, 8/15/2006	25,000,000	24,950,611
Liberty Street Funding, 5.23%, 8/7/2006	50,000,000	49,956,417
Monument Gardens Funding LLC, 5.38%, 8/21/2006	35,000,000	34,895,389
Nieuw Amsterdam Receivables Corp.:
4.93%, 9/29/2006	39,814,000	39,492,314
5.28%, 8/7/2006	25,000,000	24,978,000
Park Avenue Receivables Co. LLC, 5.27%, 8/7/2006	50,346,000	50,301,779
Sheffield Receivables Corp.:
5.22%, 8/4/2006	40,000,000	39,982,600
5.23%, 8/8/2006	35,000,000	34,964,407
Toyota Motor Credit Corp., 5.21%, 8/7/2006	75,000,000	74,934,875
Verizon Communications, Inc.:
5.35%, 8/2/2006	42,785,000	42,778,642
5.36%, 8/9/2006	46,000,000	45,945,209
5.37%, 8/9/2006	25,000,000	24,970,167
Total Commercial Paper (Cost $962,373,684)		962,373,684

Short-Term Notes* 33.5%
American Honda Finance Corp.:
5.26%, 12/12/2006	55,000,000	55,000,000
5.537%, 10/10/2006	10,000,000	10,000,928
BNP Paribas, 5.363%, 10/26/2006	15,000,000	15,000,000
Canadian Imperial Bank of Commerce, 5.448%, 8/15/2007	45,000,000	45,005,819
Cancara Asset Securitization LLC, 144A, 5.319%, 8/15/2006	20,000,000	19,999,844
Carrera Capital Finance LLC, 5.383%, 8/24/2007	30,000,000	30,000,000
CIT Group, Inc., 5.202%, 8/18/2006	18,500,000	18,500,352
Credit Agricole SA, 5.42%, 6/28/2007	50,000,000	49,978,975
Credit Suisse:
5.363%, 9/26/2006	50,000,000	50,000,000
5.43%, 9/26/2006	50,000,000	50,000,000
DNB NOR Bank ASA, 5.375%, 6/25/2007	15,000,000	15,000,000
Dorada Finance, Inc., 5.296%, 11/1/2006	125,000,000	124,996,849
General Electric Capital Corp., 5.36%, 8/17/2007	30,000,000	30,000,000
HSBC Finance Corp., 5.324%, 2/6/2007	15,000,000	15,000,000
International Business Machine Corp., 5.335%, 12/8/2010	3,000,000	3,000,000
Intesa Bank Ireland PLC, 5.385%, 7/25/2007	40,000,000	40,000,000
Merrill Lynch & Co., Inc.:
5.323%, 5/14/2007	50,000,000	50,000,000
5.348%, 9/15/2006	30,000,000	30,000,000
5.362%, 5/29/2007	13,000,000	13,000,000
5.382%, 8/24/2007	25,000,000	25,000,000
5.401%, 2/2/2007	25,000,000	25,000,000
Morgan Stanley, 5.382%, 2/5/2007	100,000,000	100,000,000
Nordea Bank AB, 5.325%, 4/8/2011	40,000,000	39,998,481
The Bear Stearns Companies, Inc., 5.382%, 10/18/2006	75,000,000	75,000,000
Toyota Motor Credit Corp., 5.3%, 5/14/2007	65,000,000	65,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.355%, 3/9/2007	31,000,000	31,000,000
5.378%, 6/15/2007	32,000,000	32,000,000
UniCredito Italiano SpA:
5.178%, 9/1/2006	20,000,000	19,999,262
5.425%, 10/4/2006	60,000,000	59,994,873
Total Short-Term Notes (Cost $1,137,475,383)		1,137,475,383

Master Notes 0.3%
The Bear Stearns Companies, Inc., 5.432%*, 8/1/2006 (a) (Cost $10,000,000)	10,000,000	10,000,000

US Government Sponsored Agencies 2.5%
Federal Home Loan Mortgage Corp.:
5.35%, 5/25/2007	18,500,000	18,500,000
5.5%, 7/3/2007	15,000,000	15,000,000
Federal National Mortgage Association, 4.0%, 8/8/2006	50,000,000	50,000,000
Total US Government Sponsored Agencies (Cost $83,500,000)		83,500,000

Guaranteed Investment Contracts 0.9%
New York Life Insurance Co., 5.507%*, 9/19/2006 (Cost $30,000,000)	30,000,000	30,000,000

Asset Backed 0.7%
Steers Mercury III Trust, 5.418%*, 5/25/2048 (Cost $24,000,000)	24,000,000	24,000,000

Promissory Notes 2.6%
The Goldman Sachs Group, Inc.:
5.17%*, 11/13/2006	15,000,000	15,000,000
5.40%*, 11/10/2006	75,000,000	75,000,000
Total Promissory Notes (Cost $90,000,000)		90,000,000

US Government Agency Sponsored Pass-Throughs 0.6%
Federal National Mortgage Association, 4.56%**, 10/2/2006 (Cost $21,827,226)	22,000,000	21,827,226

Repurchase Agreements 21.8%
Bear Stearns & Co., Inc., 5.29%, dated 7/31/2006, to be repurchased at $117,017,193 on 8/1/2006 (b)	117,000,000	117,000,000
BNP Paribas, 5.29%, dated 7/31/2006, to be repurchased at $341,050,108 on 8/1/2006 (c)	341,000,000	341,000,000
Greenwich Capital Markets, Inc., 5.29%, dated 7/31/2006, to be repurchased at $280,041,144 on 8/1/2006 (d)	280,000,000	280,000,000
State Street Bank and Trust Co., 4.92%, dated 7/31/2006, to be repurchased at $1,688,231 on 8/1/2006 (e)	1,688,000	1,688,000
Total Repurchase Agreements (Cost $739,688,000)		739,688,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,409,049,218)+	100.3	3,409,049,218
Other Assets and Liabilities, Net	(0.3)	(10,210,146)
Net Assets	100.0	3,398,839,072

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2006.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $3,409,049,218.

(a) Reset date; not a maturity date

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
40,684,980	Federal National Mortgage Association	5.631-5.896	2/1/2032-5/1/2036	40,519,174
79,219,196	Federal Home Loan Mortgage Corp.	5.688-7.082	2/1/2021-8/1/2036	78,822,993
Total Collateral Value				119,342,167

(c) Collateralized by $351,473,000 Federal Home Loan Mortgage Corp., with various coupon rates from Zero Coupon — 5.75%, with various maturity dates from 8/1/2006-7/17/2015 with a value of $347,820,333.

(d) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
176,432,114	Federal Home Loan Mortgage Corp.	4.5-5.75	7/15/2020-7/15/2035	166,167,588
72,234,649	Federal National Mortgage Association	4.0-6.5	10/25/2017-3/25/2036	69,809,356
51,398,178	Government National Mortgage Association	3.202-5.153	4/16/2019-6/16/2023	49,623,248
Total Collateral Value				285,600,192

(e) Collateralized by $1,770,000 US Treasury Note, 3.5%, maturing on 8/15/2009 with a value of $1,725,750.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

DWS Government & Agency Money Fund
	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 24.7%
US Government Sponsored Agencies
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	4,000,000	3,961,611
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
5.25%, 5/4/2007	4,000,000	4,000,000
5.325%, 5/3/2007	5,000,000	5,000,000
5.35%, 5/25/2007	13,000,000	13,000,000
5.35%*, 7/6/2007	20,000,000	19,992,725
5.5%, 7/3/2007	4,000,000	4,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	5,000,000	5,000,000
5.217%*, 9/7/2006	25,000,000	24,998,116
5.33%*, 12/28/2007	20,000,000	19,985,362
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $109,937,814)		109,937,814

Agencies Backed by the Full Faith and Credit of the US Government 4.5%
Government Guaranteed Securities
Hainan Airlines:
Series 2000-1, 5.329%*, 12/15/2007	8,999,611	8,999,611
Series 2000-2, 5.329%*, 12/15/2007	5,538,222	5,538,222
Series 2000-3, 5.329%*, 12/15/2007	5,538,222	5,538,222
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $20,076,055)		20,076,055

Repurchase Agreements 70.4%
Banc of America Securities LLC, 5.27%, dated 7/6/2006, to be repurchased at $75,351,333 on 8/7/2006 (a)	75,000,000	75,000,000
Bear Stearns & Co., Inc., 5.28%, dated 7/13/2006, to be repurchased at $35,133,467 on 8/8/2006 (b)	35,000,000	35,000,000
BNP Paribas, 5.29%, dated 7/31/2006, to be repurchased at $62,009,111 on 8/1/2006 (c)	62,000,000	62,000,000
Credit Suisse First Boston LLC, 5.27%, dated 7/14/2006, to be repurchased at $65,247,397 on 8/9/2006 (d)	65,000,000	65,000,000
Merrill Lynch & Co., Inc., 5.28%, dated 7/13/2006, to be repurchased at $40,170,133 on 8/11/2006 (e)	40,000,000	40,000,000
Merrill Lynch & Co., Inc., 5.29%, dated 6/30/2006, to be repurchased at $35,174,864 on 8/3/2006 (f)	35,000,000	35,000,000
State Street Bank and Trust Co., 4.86%, dated 7/31/2006, to be repurchased at $979,132 on 8/1/2006 (g)	979,000	979,000
Total Repurchase Agreements (Cost $312,979,000)		312,979,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $442,992,869)+	99.6	442,992,869
Other Assets and Liabilities, Net	0.4	1,973,695
Net Assets	100.0	444,966,564

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2006.

+ The cost for federal income tax purposes was $442,992,869.

(a) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
7,715,823	Federal Home Loan Mortgage Corp.	5.5	1/1/2036	7,524,535
70,592,943	Federal National Mortgage Association	4.5-6.0	6/1/2018-5/1/2036	68,975,465
Total Collateral Value				76,500,000

(b) Collateralized by $36,972,059 Federal Home Loan Mortgage Corp., with various coupon rates from 5.0-7.0%, with various maturity dates of 3/15/2034-7/15/2035 with a value of $35,701,553.

(c) Collateralized by $62,580,000 Federal Home Loan Bank, with various coupon rates from 2.73-4.625%, with various maturity dates of 9/29/2006-8/8/2007 with a value of $63,242,511.

(d) Collateralized by $65,881,834 Federal National Mortgage Association, with various coupon rates from 5.24-5.88%, with various maturity dates of 4/1/2034-3/1/2035 with a value of $66,300,279.

(e) Collateralized by $41,900,000 US Treasury Bond, 4.5%, maturing on 11/15/2015 with a value of $40,802,043.

(f) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
9,622,524	Federal Home Loan Mortgage Corp.	4.0	10/15/2016	9,275,368
27,396,239	Federal National Mortgage Association	4.0-5.0	12/25/2016-9/25/2020	26,424,972
Total Collateral Value				35,700,340

(g) Collateralized by $1,025,000 US Treasury Note, 3.5%, maturing on 8/15/2009 with a value of $999,375.

DWS Tax-Exempt Money Fund
	Principal Amount ($)	Value ($)

Municipal Investments 97.8%
Alaska 0.3%
ABN AMRO, Munitops Certificates Trust, Series 2006-9, 144A, 3.69%*, 10/1/2014 (a)	1,900,000	1,900,000
Arizona 1.6%
Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co., Series 83C, 3.65%*, 12/15/2018, Bank of New York (b)	1,000,000	1,000,000
Arizona, Salt River Project, Agricultural Improvement, Series A, 3.54%, 8/1/2006	3,000,000	3,000,000
Pima County, AZ, Industrial Development Authority Revenue, EL Dorado Hospital, 3.68%*, 4/1/2038, Branch Banking & Trust (b)	6,000,000	6,000,000
		10,000,000
California 2.4%
ABN AMRO, Munitops Certificates Trust, Series 2005-43, 144A, 3.67%*, 8/1/2013 (a)	2,400,000	2,400,000
California, State General Obligation, Series PT-1555, 144A, 3.68%*, 10/1/2010 (a)	4,400,000	4,400,000
California, State University Revenue, Series 1320, 144A, 3.67%*, 11/1/2026 (a)	1,000,000	1,000,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, IAC Project, Series W-3, AMT, 3.67%*, 4/1/2025, Wells Fargo Bank NW NA (b)	900,000	900,000
Los Angeles, CA, Harbor Department Revenue, Series B, AMT, 5.25%, 11/1/2006	2,000,000	2,009,590
Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 3.67%*, 7/1/2036, Citibank NA (b)	2,364,000	2,364,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 144A, 3.68%*, 10/1/2022 (a)	2,190,000	2,190,000
Southern California, Metropolitan Water District, Waterworks Revenue, Series B, 3.57%*, 7/1/2028	125,000	125,000
		15,388,590
Colorado 4.4%
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 3.68%*, 12/1/2024 (a)	10,470,000	10,470,000
Colorado, Educational & Cultural Facilities Authority Revenue, Bear Creek School Project, 3.65%*, 10/1/2032, US Bank NA (b)	6,950,000	6,950,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.75%*, 5/1/2033, KeyBank NA (b)	3,200,000	3,200,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series B-1, 3.65%*, 3/1/2023	1,000,000	1,000,000
Larimer County, CO, School District No. R-1 Poudre, Series R-4535, 144A, 3.68%*, 12/15/2021 (a)	2,795,000	2,795,000
Summit County, CO, School District No. RE1, Series R-6513, 144A, 3.68%*, 12/1/2023 (a)	3,355,000	3,355,000
		27,770,000
Delaware 1.8%
Delaware, State Economic Development Authority Revenue, Winterthur Museum Project, 3.71%*, 9/1/2012, Wachovia Bank NA (b)	5,200,000	5,200,000
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.71%*, 1/1/2016, Citizens Bank of PA (b)	6,000,000	6,000,000
		11,200,000
Florida 4.0%
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series PT-703, 144A, 3.66%*, 9/1/2026	4,375,000	4,375,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 144A, 3.68%*, 7/1/2019 (a)	3,160,000	3,160,000
Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.73%*, 8/1/2034, Bank One NA (b)	5,400,000	5,400,000
Florida, Municipal Securities Trust Certificates, "A", Series 7007, AMT, 144A, 3.72%*, 3/1/2040 (a)	150,000	150,000
Florida, State Board of Education Lottery Revenue, Series R-542, 144A, 3.68%*, 7/1/2025 (a)	1,000,000	1,000,000
Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.67%*, 7/1/2016 (a)	200,000	200,000
Lee County, FL, Airport Revenue, Series 811-X, AMT, 144A, 3.71%*, 10/1/2029 (a)	1,300,000	1,300,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.68%*, 9/1/2029, Bank of America NA (b)	2,965,000	2,965,000
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.65%*, 7/1/2035, Bank of America NA (b)	1,500,000	1,500,000
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 3.68%*, 12/1/2023, Bank One America NA (b)	4,200,000	4,200,000
Tampa, FL, Health Care Facilities Revenue, Lifelink Foundation, Inc. Project, 3.64%*, 8/1/2022, SunTrust Bank (b)	950,000	950,000
		25,200,000
Georgia 1.0%
Fulton County, GA, Development Authority Revenue, Doris & Alex Weber School Project, 3.68%*, 12/1/2030, Branch Banking & Trust (b)	5,000,000	5,000,000
Fulton County, GA, Development Authority Revenue, Kings Ridge Christian School, 3.68%*, 5/1/2026, Branch Banking & Trust (b)	1,000,000	1,000,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia, 3.64%*, 8/1/2018, SunTrust Bank (b)	565,000	565,000
		6,565,000
Hawaii 1.6%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 3.69%*, 7/1/2012 (a)	3,200,000	3,200,000
Honolulu, HI, City & County, General Obligation, 3.62%, 9/5/2006	7,100,000	7,100,000
		10,300,000
Illinois 9.9%
Chicago, IL, De La Salle Institute Project Revenue, 3.72%*, 4/1/2027, Fifth Third Bank (b)	856,000	856,000
Chicago, IL, Eclipse Funding Trust, Series 2006-0003 Solar Eclipse, 144A, 3.67%*, 1/1/2026 (a)	3,125,000	3,125,000
Chicago, IL, O'Hare International Airport Revenue, Pool Trust National, Series 1438, AMT, 144A, 3.79%*, 7/1/2026	4,890,000	4,890,000
Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 3.88%*, 5/1/2011, American National Bank & Trust (b)	1,210,000	1,210,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 3.73%*, 12/1/2034, LaSalle Bank NA (b)	2,000,000	2,000,000
Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 3.79%*, 7/1/2024, Northern Trust Company (b)	4,020,000	4,020,000
Illinois, Development Finance Authority, Industrial Development Revenue, Campagna-Turano Bakery Project, AMT, 3.88%*, 8/1/2025, Bank One NA (b)	2,880,000	2,880,000
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 3.45%*, 2/1/2013, Northern Trust Company (b)	2,780,000	2,780,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 3.73%*, 8/1/2019, LaSalle Bank NA (b)	4,100,000	4,100,000
Illinois, Development Finance Authority Revenue, Regional Organization Bank of Illinois Project, 3.83%*, 12/1/2020, Bank One NA (b)	2,250,000	2,250,000
Illinois, Finance Authority Revenue, Clare Oaks, Series C, 3.66%*, 11/1/2040, Sovereign Bank (b)	5,000,000	5,000,000
Illinois, Finance Authority Revenue, Northwestern Memorial Hospital, Series B-1, 3.68%*, 8/15/2038, Bank of Nova Scotia (b)	1,150,000	1,150,000
Illinois, General Obligation, Series 1750, 144A, 3.68%*, 12/1/2010 (a)	5,280,000	5,280,000
Illinois, General Obligation, Star Certificates, Series 03-20, 144A, 3.67%*, 11/1/2019 (a)	5,685,000	5,685,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 144A, 3.68%*, 3/1/2024 (a)	1,495,000	1,495,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 3.73%*, 3/1/2018, LaSalle National Bank (b)	1,580,000	1,580,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.79%*, 1/1/2015, Northern Trust Company (b)	6,500,000	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.73%*, 7/1/2020, LaSalle Bank NA (b)	1,095,000	1,095,000
Upper River Valley, IL, Development Authority, Industrial Development Revenue, Advanced Drainage System, AMT, 3.77%*, 7/1/2014, National City Bank (b)	2,880,000	2,880,000
Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 3.8%*, 12/1/2016, Bank One NA (b)	3,700,000	3,700,000
		62,476,000
Indiana 5.7%
ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 144A, 3.67%*, 1/15/2012 (a)	4,000,000	4,000,000
Series 2005-7, 144A, 3.69%*, 7/10/2013 (a)	7,150,000	7,150,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 3.73%*, 6/1/2022, LaSalle Bank NA (b)	4,900,000	4,900,000
Indiana, Health & Educational Facility Financing Authority Revenue, Greenwood Village South Project, Series A, 3.72%*, 5/1/2036, Sovereign Bank (b)	6,000,000	6,000,000
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 144A, 3.68%*, 5/1/2035 (a)	4,995,000	4,995,000
Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 3.72%*, 1/1/2027, National City Bank of Indiana (b)	6,845,000	6,845,000
Indianapolis, IN, Local Public Import Bond Bank, Macon Trust, Series P, 144A, AMT, 3.72%*, 1/1/2030 (a)	2,120,000	2,120,000
Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.71%*, 5/1/2025, LaSalle National Bank (b)	75,000	75,000
		36,085,000
Kentucky 3.8%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.76%*, 8/1/2013, Calyon Bank (b)	4,400,000	4,400,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.68%*, 2/1/2032, US Bank NA (b)	2,000,000	2,000,000
Jeffersontown, KY, Lease Program Revenue, League of Cities Funding Trust, 3.7%*, 3/1/2030, US Bank NA (b)	3,630,000	3,630,000
Kentucky, Economic Development Finance Authority, Health Facilities Revenue, Easter Seal Society Project, 3.71%*, 11/1/2030, Bank One Kentucky NA (b)	4,865,000	4,865,000
Pendleton County, KY, Multi-County Lease Revenue, 3.5%, 9/7/2006	9,000,000	9,000,000
		23,895,000
Maine 1.4%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 3.63%*, 7/1/2022 (a)	5,000,000	5,000,000
South Berwick, ME, Education Revenue, Berwick Academy Issue, 3.66%*, 8/1/2024, Allied Irish Bank (b)	3,845,000	3,845,000
		8,845,000
Michigan 5.5%
ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 3.68%*, 1/1/2011 (a)	10,000,000	10,000,000
Comstock Park, MI, Public Schools, Series R-2178, 144A, 3.68%*, 5/1/2025 (a)	1,175,000	1,175,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.67%*, 5/1/2011 (a)	1,085,000	1,085,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor, Inc. Project, 3.64%*, 11/1/2019, LaSalle Bank NA (b)	1,250,000	1,250,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 3.71%*, 12/1/2020, Comerica Bank (b)	4,300,000	4,300,000
Jackson County, MI, Economic Development Corp., Limited Obligation Revenue, Production Saw & Machine, AMT, 3.8%*, 6/1/2020, Comerica Bank (b)	3,700,000	3,700,000
Michigan, Municipal Securities Trust Certificates, Series 9054, 144A, 3.68%*, 4/20/2011	2,825,000	2,825,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 3.8%*, 10/1/2015, Comerica Bank (b)	4,900,000	4,900,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Lapeer Technologies LLC, AMT, 3.88%*, 2/1/2020, JPMorgan Chase Bank (b)	1,740,000	1,740,000
Michigan, State Strategic Fund, Limited Obligation Revenue, Merchants LLC Project, AMT, 3.77%*, 3/1/2030, National City Bank (b)	1,950,000	1,950,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 3.8%*, 11/1/2023, JPMorgan Chase & Co. (b)	500,000	500,000
Sterling Heights, MI, Economic Development Corp., Limited Obligation Revenue, Kunath Enterprises LLC Project, AMT, 3.88%*, 2/1/2016, JPMorgan Chase Bank (b)	1,520,000	1,520,000
		34,945,000
Missouri 0.7%
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.72%*, 3/1/2030, American National Bank & Trust (b)	4,500,000	4,500,000
Nebraska 0.4%
Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT, Series D, 3.72%*, 9/1/2034	2,427,500	2,427,500
Nevada 0.8%
Nevada, State Department Commission, Industrial Development Revenue, Master Halco Project, Series A, AMT, 3.8%*, 12/1/2009, Wachovia Bank NA (b)	4,900,000	4,900,000
New Hampshire 1.1%
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 3.71%*, 9/1/2012, Wachovia Bank NA (b)	2,000,000	2,000,000
New Hampshire, Health & Education Facilities Authority Revenue, Currier Museum of Art, 3.67%*, 8/1/2036, Citizens Bank of NH (b)	4,700,000	4,700,000
		6,700,000
New Jersey 1.8%
New Jersey, Economic Development Authority Revenue, 3.56%, 8/4/2006	5,000,000	5,000,000
New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.67%*, 7/1/2030, Citibank NA (b)	200,000	200,000
New Jersey, Municipal Securities Trust Certificates, "A", Series 2006-3009, 144A, 3.74%*, 8/24/2023 (a)	6,200,000	6,200,000
		11,400,000
New York 2.4%
Erie County, NY, Industrial Development Agency, Civic Facility Revenue, Suburban Adult Service, Inc., 3.71%*, 6/1/2022, KeyBank NA (b)	980,000	980,000
Mineola, NY, Union Free School District, Tax Anticipation Notes, 4.5%, 6/29/2007	4,000,000	4,020,978
New York, Convention Center Development Corp. Revenue, Series 1247Z, 144A, 3.68%*, 11/15/2013 (a)	1,000,000	1,000,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 3.68%*, 11/1/2028 (a)	415,000	415,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 3.67%*, 3/15/2025 (a)	2,500,000	2,500,000
New York City, NY, Transitional Finance Authority Revenue, Series A-40, 144A, 3.68%*, 11/1/2026 (a)	300,000	300,000
New York City, NY, Transitional Finance Authority, Future Tax-Secured, Series C-5, 3.65%*, 8/1/2031, Citibank NA (b)	1,150,000	1,150,000
New York City, NY, Transitional Finance Authority, NYC Recovery, Series 3-D, 3.59%*, 11/1/2022	2,500,000	2,500,000
Schenectady County, NY, Industrial Development Agency, Civic Facility Revenue, Sunnyview Hospital, Series B, 3.66%*, 8/1/2033, KeyBank NA (b)	600,000	600,000
Syracuse, NY, Revenue Anticipation Notes, Series B, 4.125%, 10/30/2006, KeyBank NA (b)	1,800,000	1,802,206
		15,268,184
North Carolina 1.7%
Moore County, NC, Industrial Facilities & Pollution Control Finance Authority Revenue, Klaussner Industries Project, AMT, 3.76%*, 5/1/2010, Wachovia Bank NA (b)	3,000,000	3,000,000
North Carolina, Capital Facilities Finance Agency Educational Revenue, Forsyth Country Day School, 3.68%*, 12/1/2031, Branch Banking & Trust (b)	2,300,000	2,300,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, First Mortgage, Pennybyrn Project, Series C, 3.64%*, 10/1/2035, Bank of America NA (b)	2,500,000	2,500,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, First Mortgage — United Methodist, Series B, 3.68%*, 10/1/2035, Branch Banking & Trust (b)	3,000,000	3,000,000
		10,800,000
Ohio 3.5%
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.72%*, 6/1/2032, Wachovia Bank NA (b)	3,910,000	3,910,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.67%*, 2/1/2035, National City Bank (b)	2,900,000	2,900,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.66%*, 12/1/2032 (a)	3,815,000	3,815,000
Lorain, OH, Port Development Authority Revenue, Spitzer Project, AMT, 3.88%*, 12/1/2019, National City Bank (b)	2,600,000	2,600,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program, Series A, 3.71%*, 9/1/2020, Fifth Third Bank (b)	940,000	940,000
Ohio, State Water Development Authority Revenue, Series 1118, 144A, 3.68%*, 12/1/2020	2,745,000	2,745,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 3.82%*, 7/1/2018, National City Bank (b)	1,490,000	1,490,000
Stark County, OH, Port Authority Revenue, Community Action Agency Project, 3.83%*, 12/1/2022, Bank One NA (b)	3,525,000	3,525,000
		21,925,000
Oklahoma 0.2%
Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.69%*, 11/1/2018, SunTrust Bank (b)	1,500,000	1,500,000
Oregon 0.8%
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.69%*, 5/1/2034, Bank of America NA (b)	4,840,000	4,840,000
Pennsylvania 5.2%
Berks County, PA, Industrial Development Authority Revenue, Richard J. Caron Foundation Project, 3.71%*, 9/1/2025, Wachovia Bank NA (b)	1,000,000	1,000,000
Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 3.86%*, 12/1/2020, First Tennessee Bank (b)	3,980,000	3,980,000
Dallastown, PA, Area School District, 3.66%*, 2/1/2018 (a)	555,000	555,000
Dauphin County, PA, General Authority Revenue, Education & Health Loan Program, 3.69%*, 11/1/2017 (a)	5,120,000	5,120,000
Erie County, PA, Industrial Development, Snap-Tite, Inc. Project, AMT, 3.82%*, 2/1/2018, National City Bank (b)	385,000	385,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 3.75%*, 11/1/2041, Morgan Guaranty Trust (b)	1,030,000	1,030,000
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Series MT-047, AMT, 144A, 3.71%*, 11/1/2021	2,700,000	2,700,000
Pennsylvania, State Higher Educational Assistance Agency, Student Loan Revenue, Series A, AMT, 3.72%*, 3/1/2027 (a)	4,200,000	4,200,000
Philadelphia, PA, School District, Tax & Revenue Anticipation Notes, Series A, 4.5%, 6/29/2007, Bank of America NA (b)	8,000,000	8,050,449
Red Lion, PA, General Obligation, Area School District, 3.64%*, 5/1/2024 (a)	6,050,000	6,050,000
		33,070,449
Puerto Rico 0.2%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.65%*, 10/1/2008	1,275,000	1,275,000
South Carolina 1.1%
Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 3.83%*, 9/1/2011	2,500,000	2,500,000
South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 3.71%*, 6/1/2019, Wachovia Bank NA (b)	4,205,000	4,205,000
		6,705,000
Tennessee 2.2%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, 3.68%*, 1/1/2033, Bank of America NA (b)	385,000	385,000
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 144A, 3.7%*, 11/1/2013	6,000,000	6,000,000
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 144A, 3.69%*, 5/1/2016	7,300,000	7,300,000
		13,685,000
Texas 18.2%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 3.69%*, 2/15/2011	3,700,000	3,700,000
Aldine, TX, Independent School District, Series 827, 144A, 3.68%*, 1/1/2012	2,925,000	2,925,000
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 144A, 3.68%*, 11/15/2021 (a)	4,765,000	4,765,000
Austin, TX, Water & Waste System Revenue, Series B-27, 144A, 3.69%*, 11/15/2026 (a)	5,260,000	5,260,000
Brazos River, TX, Pollution Control Revenue, Series D-1, AMT, 3.7%*, 5/1/2033, Wachovia Bank NA (b)	400,000	400,000
Dallas, TX, Independent School District, Series 6038, 144A, 3.68%*, 8/15/2024	6,140,000	6,140,000
Harris County, TX, General Obligation, 3.68%, 8/16/2006	2,400,000	2,400,000
Harris County, TX, Health Facilities Development Corp. Revenue, St. Lukes Episcopal, Series A, 3.68%*, 2/15/2032 (a)	3,000,000	3,000,000
Harris County, TX, Tax Anticipation Notes, 4.5%, 2/28/2007	14,500,000	14,581,705
Houston, TX, Tax & Revenue Anticipation Notes, 4.5%, 6/29/2007	8,000,000	8,056,904
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 3.67%*, 12/1/2023	2,000,000	2,000,000
Northside, TX, Independent School District, Series 758, 144A, 3.68%*, 2/15/2013	4,395,000	4,395,000
San Antonio, TX, Electric & Gas Revenue:
3.55%, 8/10/2006	8,000,000	8,000,000
Series 1700, 144A, 3.69%*, 2/1/2010	6,530,000	6,530,000
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, Series B, 3.62%*, 10/1/2029, Landesbank Hessen-Thuringen (b)	200,000	200,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	27,600,000	27,628,866
Texas, University of Texas Revenue, Series B-14, 144A, 3.69%*, 8/15/2022	4,585,000	4,585,000
Texas, Water Development Board Revenue, Series 2187, 144A, 3.66%*, 7/15/2021	7,830,000	7,830,000
Travis County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series P21U-D, AMT, 144A, 3.75%*, 6/1/2039	2,575,000	2,575,000
		114,972,475
Utah 4.7%
Alpine, UT, School District, Series PT-436, 144A
3.68%*, 3/15/2007	2,270,000	2,270,000
3.68%*, 3/15/2009	4,125,000	4,125,000
Davis County, UT, School District, Tax Anticipation Notes, 4.5%, 6/29/2007	8,000,000	8,052,417
Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series C, 3.68%*, 5/15/2036	300,000	300,000
Salt Lake City, UT, Tax & Revenue Anticipation Notes, 4.5%, 6/29/2007	15,000,000	15,109,198
		29,856,615
Virginia 0.3%
Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.7%*, 1/15/2039	2,000,000	2,000,000
Washington 5.7%
Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series PT-780, 144A, 3.67%*, 1/1/2010 (a)	8,125,000	8,125,000
King County, WA, Public Hospital District No. 002, Series R-6036, 144A, 3.68%*, 12/1/2023 (a)	1,270,000	1,270,000
Port Tacoma, WA, General Obligation, Series R-4036, 144A, 3.68%*, 12/1/2025 (a)	1,830,000	1,830,000
Washington, Municipal Securities Trust Certificates, "A", Series 2006-250, 144A, 3.68%*, 8/14/2015 (a)	7,565,000	7,565,000
Washington, State General Obligation, Series PZ-106, 144A, 3.71%*, 1/1/2020 (a)	8,370,000	8,370,000
Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Lake City Senior Apartments Project, Series A, AMT, 3.7%*, 7/1/2039	2,000,000	2,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement, Series A, AMT, 3.73%*, 10/1/2041, Wells Fargo Bank NA (b)	2,000,000	2,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 3.73%*, 6/15/2037, Bank of America NA (b)	5,200,000	5,200,000
		36,360,000
Wisconsin 1.2%
Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 3.88%*, 5/1/2015, Bank One Wisconsin (b)	905,000	905,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 3.88%*, 9/1/2020, Bank One Wisconsin (b)	1,900,000	1,900,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Marshfield Clinic, Series B, 3.67%*, 1/15/2036, Marshall & Ilsley (b)	5,000,000	5,000,000
		7,805,000
Multi-State 2.2%
Puttable Floating Option Tax-Exempt Receipts, Series EC-001, 144A, 3.89%*, 10/1/2035	14,215,000	14,215,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $618,774,813)+	97.8	618,774,813
Other Assets and Liabilities, Net	2.2	13,701,900
Net Assets	100.0	632,476,713

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of July 31, 2006.

+ The cost for federal income tax purposes was $618,774,813.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	4.6
Financial Guaranty Insurance Company	6.3
Financial Security Assurance Inc.	6.6
MBIA Corp.	8.2

(b) Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of July 31, 2006
Assets	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Investments: Investments in securities, valued at amortized cost	$ 2,669,361,218	$ 130,013,869	$ 618,774,813
Repurchase agreements, valued at amortized cost	739,688,000	312,979,000	—
Total investments in securities, valued at amortized cost	3,409,049,218	442,992,869	618,774,813
Cash	464	265	—
Receivable for investments sold	—	—	11,013,158
Interest receivable	14,437,658	1,749,617	4,292,110
Receivable for Fund shares sold	7,182,600	901,682	547,057
Other assets	62,006	12,839	22,043
Total assets	3,430,731,946	445,657,272	634,649,181
Liabilities
Due to custodian bank	—	—	545,183
Dividends payable	2,695,694	360,887	340,492
Payable for investments purchased	25,000,000	—	—
Payable for Fund shares redeemed	941,040	—	851,125
Accrued management fee	753,526	98,107	145,481
Other accrued expenses and payables	2,502,614	231,714	290,187
Total liabilities	31,892,874	690,708	2,172,468
Net assets, at value	$ 3,398,839,072	$ 444,966,564	$ 632,476,713
Net Assets
Net assets consist of: Undistributed net investment income (accumulated distributions in excess of net investment income)	100,438	(133)	23,838
Accumulated net realized gain (loss)	—	(1,031)	—
Paid-in capital	3,398,738,634	444,967,728	632,452,875
Net assets, at value	$ 3,398,839,072	$ 444,966,564	$ 632,476,713
Shares outstanding	3,398,481,811	444,945,647	632,453,537
Net asset value, offering and redemption price per share (Net asset value ÷ outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended July 31, 2006
Investment Income	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Income: Interest	$ 148,354,649	$ 19,348,000	$ 20,908,746
Expenses: Management fee	8,739,742	1,144,287	1,767,268
Services to shareholders	5,415,815	522,130	591,161
Custodian fees	123,852	18,188	27,560
Auditing	53,561	37,971	40,916
Legal	68,752	20,505	23,872
Trustees' fees and expenses	97,309	50,689	50,928
Reports to shareholders	224,910	34,214	16,225
Registration fees	49,068	28,936	33,084
Other	171,281	33,329	50,624
Total expenses before expense reductions	14,944,290	1,890,249	2,601,638
Expense reductions	(49,432)	(9,056)	(14,075)
Total expenses after expense reductions	14,894,858	1,881,193	2,587,563
Net investment income	133,459,791	17,466,807	18,321,183
Net realized gain (loss) on investment transactions	258	—	10,457
Net increase (decrease) in net assets resulting from operations	$ 133,460,049	$ 17,466,807	$ 18,331,640
Statement of Changes in Net Assets — DWS Money Market Fund
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 133,459,791	$ 61,913,742
Net realized gain (loss) on investment transactions	258	25,138
Net increase (decrease) in net assets resulting from operations	133,460,049	61,938,880
Distributions to shareholders from net investment income	(133,459,791)	(62,715,860)
Fund share transactions: Proceeds from shares sold	2,307,896,975	2,044,805,653
Net assets acquired in tax-free reorganization	—	280,280,767
Reinvestment of distributions	129,705,881	60,454,544
Cost of shares redeemed	(2,431,071,734)	(2,424,311,653)
Net increase (decrease) in net assets from Fund share transactions	6,531,122	(38,770,689)
Increase (decrease) in net assets	6,531,380	(39,547,669)
Net assets at beginning of period	3,392,307,692	3,431,855,361
Net assets at end of period (including undistributed net investment income of $100,438 and $100,180, respectively)	$ 3,398,839,072	$ 3,392,307,692
Other Information
Shares outstanding at beginning of period	3,391,950,687	3,430,708,003
Shares sold	2,307,896,975	2,044,805,665
Shares issued in tax-free reorganization	—	280,294,179
Shares issued to shareholders in reinvestment of distributions	129,705,881	60,454,544
Shares redeemed	(2,431,071,732)	(2,424,311,704)
Net increase (decrease) in Fund shares	6,531,124	(38,757,316)
Shares outstanding at end of period	3,398,481,811	3,391,950,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — DWS Government & Agency Money Fund
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 17,466,807	$ 7,303,882
Net realized gain (loss) on investment transactions	—	(179)
Net increase (decrease) in net assets resulting from operations	17,466,807	7,303,703
Distributions to shareholders from net investment income	(17,466,807)	(7,402,591)
Fund share transactions: Proceeds from shares sold	369,704,267	237,410,768
Net assets acquired in tax-free reorganization	—	89,982,258
Reinvestment of distributions	16,883,662	7,105,589
Cost of shares redeemed	(383,865,046)	(293,514,169)
Net increase (decrease) in net assets from Fund share transactions	2,722,883	40,984,446
Increase (decrease) in net assets	2,722,883	40,885,558
Net assets at beginning of period	442,243,681	401,358,123
Net assets at end of period (including accumulated distributions in excess of net investment income of $133 and $133, respectively)	$ 444,966,564	$ 442,243,681
Other Information
Shares outstanding at beginning of period	442,222,764	401,231,203
Shares sold	369,704,267	237,410,769
Shares issued in tax-free reorganization	—	89,989,372
Shares issued to shareholders in reinvestment of distributions	16,883,662	7,105,589
Shares redeemed	(383,865,046)	(293,514,169)
Net increase (decrease) in Fund shares	2,722,883	40,991,561
Shares outstanding at end of period	444,945,647	442,222,764

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — DWS Tax-Exempt Money Fund
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 18,321,183	$ 9,443,185
Net realized gain (loss) on investment transactions	10,457	735
Net increase from payments by affiliates	—	251
Net increase (decrease) in net assets resulting from operations	18,331,640	9,444,171
Distributions to shareholders from net investment income	(18,321,183)	(9,461,564)
Fund share transactions: Proceeds from shares sold	450,257,224	459,038,182
Net assets acquired in tax-free reorganization	—	120,128,452
Reinvestment of distributions	17,920,550	9,141,949
Cost of shares redeemed	(579,432,070)	(446,496,230)
Net increase (decrease) in net assets from Fund share transactions	(111,254,296)	141,812,353
Increase (decrease) in net assets	(111,243,839)	141,794,960
Net assets at beginning of period	743,720,552	601,925,592
Net assets at end of period (including undistributed net investment income of $23,838 and $18,799, respectively)	$ 632,476,713	$ 743,720,552
Other Information
Shares outstanding at beginning of period	743,707,833	601,878,580
Shares sold	450,257,224	459,038,182
Shares issued in tax-free reorganization	—	120,145,352
Shares issued to shareholders in reinvestment of distributions	17,920,550	9,141,949
Shares redeemed	(579,432,070)	(446,496,230)
Net increase (decrease) in Fund shares	(111,254,296)	141,829,253
Shares outstanding at end of period	632,453,537	743,707,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS Money Market Fund

Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.040	.019	.007	.011	.02
Distributions from net investment income	(.040)	(.019)	(.007)	(.011)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	4.04	1.95	.71	1.11	2.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,399	3,392	3,432	4,117	4,978
Ratio of expenses (%)	.44	.48	.43	.43	.44
Ratio of net investment income (%)	3.97	1.91	.72	1.12	2.01

DWS Government & Agency Money Fund

Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.040	.019	.007	.011	.02
Distributions from net investment income	(.040)	(.019)	(.007)	(.011)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	4.04	1.92	.67	1.07	1.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	445	442	401	503	614
Ratio of expenses (%)	.43	.49	.45	.43	.43
Ratio of net investment income (%)	3.97	1.88	.69	1.09	1.98

DWS Tax-Exempt Money Fund

Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.027	.015	.006	.009	.01
Distributions from net investment income	(.027)	(.015)	(.006)	(.009)	(.01)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.75	1.54	.65	.92	1.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	632	744	602	634	687
Ratio of expenses (%)	.38	.41	.41	.39	.38
Ratio of net investment income (%)	2.70	1.54	.64	.92	1.43

Notes to Financial Statements

A. Significant Accounting Policies

DWS Money Funds (formerly Scudder Money Funds) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds (the "Funds"). Each Fund takes its own approach to money market investing. DWS Money Market Fund (formerly Scudder Money Market Fund) emphasizes yield through a more diverse universe of investments, while DWS Government & Agency Money Fund (formerly Scudder Government and Agency Money Fund) emphasizes government securities. DWS Tax-Exempt Money Fund (formerly Scudder Tax-Exempt Money Fund) invests for income that is free from federal income taxes.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

During the year ended July 31, 2006, the DWS Tax-Exempt Money Fund fully utilized its capital loss carryforward of $600.

At July 31, 2006, the DWS Government & Agency Money Fund had a net tax basis capital loss carryforward of approximately $1,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2012 ($50), July 31, 2013 ($1,000), and July 31, 2014 ($50), the respective expiration dates, whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Funds a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Funds are taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At July 31, 2006, the Funds' components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Undistributed ordinary income*	$ 2,840,645	$ 385,706	$ —
Undistributed tax-exempt income	$ —	$ —	$ 391,759
Capital loss carryforwards	$ —	$ (1,100)	$ —

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

Years Ended July 31,
Fund	2006	2005
DWS Money Market Fund — from ordinary income*	$ 133,459,791	$ 62,715,860
DWS Government & Agency Money Fund — from ordinary income*	$ 17,466,807	$ 7,402,591
DWS Tax-Exempt Money Fund — from tax-exempt income	$ 18,321,183	$ 9,461,564

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of the Funds' combined average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets, 0.25% of the next $800,000,000 of such net assets, 0.24% of the next $800,000,000 of such net assets, 0.23% of the next $800,000,000 of such net assets and 0.22% of such net assets in excess of $3,200,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended July 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Funds' average daily net assets as follows:

Fund	Total Aggregated	Annual Effective Rate
DWS Money Market Fund	$ 8,739,742.26%
DWS Government & Agency Money Fund	$ 1,144,287.26%
DWS Tax-Exempt Money Fund	$ 1,767,268.26%

Effective June 13, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of their management fees and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each Fund at 0.47%, 0.45% and 0.40% of average net assets for DWS Money Market Fund, DWS Government & Agency Money Fund and DWS Tax-Exempt Money Fund, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee, and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended July 31, 2006, the amounts charged to the Funds by DWS-SISC were as follows:

Fund	Total Aggregated	Unpaid at July 31, 2006
DWS Money Market Fund	$ 3,493,120	$ 1,424,728
DWS Government & Agency Money Fund	$ 335,336	$ 90,678
DWS Tax-Exempt Money Fund	$ 460,682	$ 142,084

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended July 31, 2006, the amount charged to the Funds by DeIM included in reports to shareholders was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2006
DWS Money Market Fund	$ 6,120	$ 2,200
DWS Government & Agency Money Fund	$ 6,120	$ 2,200
DWS Tax-Exempt Money Fund	$ 6,120	$ 2,200

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees.

C. Expense Reductions

For the year ended July 31, 2006, the Advisor agreed to reimburse each Fund which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount
DWS Money Market Fund	$ 47,406
DWS Government & Agency Money Fund	$ 8,948
DWS Tax-Exempt Money Fund	$ 13,736

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the year ended July 31, 2006, no transfer agent credits were earned by the Funds. During the year ended July 31, 2006, the Funds' custodian fees were reduced as follows:

Fund	Custody Credits
DWS Money Market Fund	$ 2,026
DWS Government & Agency Money Fund	$ 108
DWS Tax-Exempt Money Fund	$ 339

D. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. The Staff of the SEC has informed counsel for Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC's order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the DWS Money Funds are not entitled to a portion of the settlement.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC's announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

F. Subsequent Event

On August 15, 2006, DWS Money Market Fund was renamed DWS Money Market Prime Series and its existing shares were redesignated as a separate share class named DWS Money Market Fund.

G. Fund Mergers

On May 10, 2006, the Board of the Funds approved, in principle, the mergers of DWS Government & Agency Money Fund (the "Acquired Fund") into Cash Account Trust: Government & Agency Securities Portfolio and DWS Tax-Exempt Money Fund (the "Acquired Fund") into Cash Account Trust: Tax-Exempt Portfolio.

Completion of each merger is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Money Funds

We have audited the accompanying statements of assets and liabilities of DWS Money Funds (formerly Scudder Money Funds) (the "Trust"), comprising DWS Money Market Fund (formerly Scudder Money Market Fund) , DWS Government & Agency Money Fund (formerly Scudder Government and Agency Money Fund), and DWS Tax-Exempt Money Fund (formerly Scudder Tax-Exempt Money Fund) (collectively, the "Funds"), including the portfolios of investments, as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising DWS Money Funds at July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 18, 2006

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the DWS Tax-Exempt Money Fund designates $5,550 as capital gain dividends for its year ended July 31, 2006, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the DWS Tax-Exempt Money Fund for the taxable year ended July 31, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of each fund as of July 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of each fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of the funds, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

Each fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Nasdaq Symbol	KMMXX	KEGXX	KXMXX
CUSIP Number	23339A 101	23339A 200	23339A 309
Fund Number	6	11	29

ITEM 2.	CODE OF ETHICS.

As of the end of the period, July 31, 2006, DWS Money Funds has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one ‘audit committee financial expert’ serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is ‘independent,’ meaning that he is not an ‘interested person’ of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An ‘audit committee financial expert’ is not an ‘expert’ for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an ‘audit committee financial expert.’ Further, the designation of a person as an ‘audit committee financial expert’ does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the ‘audit committee financial expert’ designation. Similarly, the designation of a person as an ‘audit committee financial expert’ does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS MONEY MARKET FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$45,933	$0	$6,225	$0
2005	$46,542	$0	$6,347	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$170,000	$325,304	$0
2005	$467,000	$61,520	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls and agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$6,225	$325,304	$518,300	$849,829
2005	$6,347	$61,520	$27,459	$95,326

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

DWS GOVERNMENT & AGENCY MONEY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$32,696	$0	$4,420	$0
2005	$31,630	$0	$4,313	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$170,000	$325,304	$0
2005	$467,000	$61,520	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls and agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$4,420	$325,304	$518,300	$848,024
2005	$4,313	$61,520	$27,459	$93,292

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

DWS TAX EXEMPT MONEY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$33,771	$0	$4,567	$0
2005	$32,797	$0	$4,472	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$170,000	$325,304	$0
2005	$467,000	$61,520	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls and agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$4,567	$325,304	$518,300	$848,171
2005	$4,472	$61,520	$27,459	$93,451

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Government & Agency Money Fund, DWS Money Market Prime Series, DWS Tax-Exempt Money Fund, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Government & Agency Money Fund, DWS Money Market Prime Series, DWS Tax-Exempt Money Fund, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 28, 2006